UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: November 15, 2012

AMERICAN CRYSTAL SUGAR COMPANY

(Exact name of registrant as specified in its charter)

Minnesota	33-83868; 333-11693; and 333-32251	84-0004720
(State or other jurisdiction of Incorporation)	(Commission) File Number)	(I.R.S. Employer Identification No.)

101 NORTH THIRD STREET
MOORHEAD, MN 56560	(218) 236-4400
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

American Crystal Sugar Company (Company) held meetings on November 13, 2012 and November 14, 2012 with its shareholders from the five geographical districts where the Company’s Red River Valley factories are located.

At the Crookston Factory District Meeting held on November 13, 2012, the shareholders re-elected Steve Williams as a director. He received 84 of the 84 votes cast.  His new three-year term begins on December 6, 2012 and expires in December 2015.  Donald S. Andringa and Curtis Knutson will continue as directors for the Crookston Factory District.

At the Drayton Factory District Meeting held on November 13, 2012, the shareholders elected Kelly Erickson as a director. He received 209 of the 215 votes cast that included 5 abstentions and 1 write-in vote.  His three-year term begins on December 6, 2012 and expires in December 2015.  Mr. Erickson raises sugarbeets near Kennedy, Minnesota.  Mr. Erickson has served on the Board of the Kittson Memorial Hospital and the Kennedy Farmers Elevator.  Mr. Erickson has served on the Red River Valley Sugarbeet Growers Association Board of Directors for 12 years.  Mr. Erickson serves on the Board of Directors of the American Sugarbeet Growers Association and is currently the President.  Mr. Erickson replaces Neil C. Widner who was unable to stand for re-election due to the provisions of the Company Bylaws which prohibit a person from serving more than four consecutive three year terms as a director. William Baldwin and Robert M. Green will continue as directors for the Drayton Factory District.

At the East Grand Forks Factory District Meeting held on November 13, 2012, the shareholders re-elected John F. Gudajtes as a director. He received 124 of the 163 votes cast that included 30 abstentions and 9 write-in votes.  His new three-year term begins on December 6, 2012 and expires in December 2015.  Brian R. Erickson and Curtis E. Haugen will continue as directors for the East Grand Forks Factory District.

At the Hillsboro Factory District meeting held on November 14, 2012, the shareholders re-elected David Mueller as a director.  He received 69 of the 70 votes cast that included 1 write-in vote.  His new three-year term begins December 6, 2012 and expires in December 2015.  John Brainard and Jeff D. McInnes will continue as directors for the Hillsboro Factory District.

At the Moorhead Factory District meeting held on November 14, 2012, the shareholders re-elected Wayne Tang as a director.  He received 77 of the 79 votes cast that included 1 abstention and 1 write-in vote.  His new three-year term begins December 6, 2012 and expires in December 2015.  Dale Fischer and William A. Hejl will continue as directors for the Moorhead Factory District.

This report contains forward-looking statements and information based upon assumptions by the Company’s management.  These forward-looking statements can be identified by the use of forward-looking terminology such as “expects”, “believes”, “will” or similar verbs or expressions.  If any of management’s assumptions prove incorrect or should unanticipated circumstances arise, the Company’s actual results could materially differ from those anticipated by such forward-looking statements.  The differences could be caused by a number of factors or combination of factors, including, but not limited to, those factors influencing the Company and its business which are described in “Risk Factors” section contained in the Company’s Annual Report on Form 10-K for fiscal year 2012.  Readers are urged to consider these factors when evaluating any forward-looking statement.  The Company undertakes no obligation to update any forward-looking statements in this report to reflect future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN CRYSTAL SUGAR COMPANY

Dated:	November 15, 2012	/s/ Teresa Warne
		By:	Teresa Warne
		Its:	Chief Accounting Officer